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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 28, 1997, except as to the stock split described in Note 14 which is as of May 8, 1997, appearing on page F-2 of BioReliance Corporation's Registration Statement on Form S-1.


/s/ PRICE WATERHOUSE LLP

Price Waterhouse LLP
Washington, D.C.
August 25, 1997